2011 Southern California Investor Conference August 29, 2011 Greg Garrabrants President & Chief Executive Officer Exhibit 99.2

1
Safe Harbor
This presentation contains forward-looking
statements within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). The words “believe,” “expect,”
“anticipate,” “estimate,” “project,” or the
negation thereof or similar expressions
constitute forward-looking statements within
the meaning of the Reform Act.  These
statements may include, but are not limited to,
projections of revenues, income or loss,
estimates of capital expenditures, plans for
future operations, products or services, and
financing needs or plans, as well as
assumptions relating to these matters.  Such
statements involve risks, uncertainties and
other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the
Company's reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended June 30, 2010 and its Earnings Report on Form 10-Q for the quarter ended March 31, 2011. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the
Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Key Accomplishments
Return on equity of 15.2% for Fiscal 2011, 15.6% for Q4 '11
1
Efficiency ratio of 39.9% for Fiscal 2011, 41.6% for Q4 '11
1
Common stock currently trading at: 105.5%
2
of book; 7.71x TTM P/E
1
5-year asset growth of 21.3% (CAGR); 2011 Fiscal year asset growth of 36.5%
1
5-year deposit growth of 25.9% (CAGR) 6/30/2011
1
Second highest ranking on SNL list of top performing thrifts (March 2011)
Top 30 community bank-based upon 3-year ROE
BofI joins the Russell 3000 index on June 25, 2010
Top 4 community bank-based upon 2-year ROE
1
1. Based on preliminary results for 6/30/11.
2. As of 8/15/11 closing price of $14.42 per share.
1
2
3
4
5
6
8
9
7
2
Non-performing assets to total assets of 0.99% at June 30, 2011 down from 1.01% at
June 30, 2010

Corporate Profile
$2.0 billion asset savings and loan
holding company
1
11 years operating history, publicly
traded on NASDAQ(BOFI) since
2005
Headquartered in single branch
location in San Diego, CA
36,000 deposit and loan customers
1
190 employees ($10 million in assets
per employee)
1
Market Capitalization of $150 million
2
Price/Tangible Book Value = 105.5%
2
1. As of 6/30/11 (Unaudited).
2. As of 8/15/11 closing price of $14.42 per share.

bankofinternet

The best of the biggest (part 1)

The 100 largest public thrifts by asset size, ranked by financial performance for 12 months ended March 31, 2011 (1-25)

2010 Rank[1]	Company (ticker)	State	Score	Total assets ($M)	ROAA (%)	ROATCE (%)	TBV/ share 3-yr CAGR (%)	Efficiency ratio (%)	NPLs/ loans (%)	NCOs/ avg. loans (%)
1	Malaga Financial Corp. (MLGF)	CA	134.22	817	1.32	15.57	13.27	35.86	0.23	0.00
2	BofI Holding Inc. (BOFI)	CA	127.12	1,736	1.29	15.44	15.16	39.43	1.51	0.45
3	New York Community Bancorp Inc. (NYB)	NY	126.45	41,047	1.32	19.31	11.74	36.43	3.04	0.36
4	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
5	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
6	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
7	Oritani Financial Corp. (ORIT)[3]	NJ	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
8	Kaiser Federal Financial Group Inc. (KFFG)[4]	CA	83.95	902	0.95	7.39	20.85	53.74	4.06	0.40
9	Northwest Bancshares Inc. (NWBI)[5]	PA	81.68	8,122	0.76	5.60	36.85	57.01	3.25	0.67
10	ESB Financial Corp. (ESBF)	PA	78.87	1,925	0.80	11.46	11.79	56.19	2.51	0.13
11	Rockville Financial Inc. (RCKB)[6]	CT	76.55	1,900	0.50	4.73	27.87	63.51	0.91	0.17
12	Brookline Bancorp Inc. (BRKL)	MA	75.43	3,058	1.06	6.37	-1.49	46.77	0.58	0.20
13	ViewPoint Financial Group Inc. (VPFG)[7]	TX	74.53	2,796	0.77	6.02	25.67	68.77	1.14	0.16
14	Flushing Financial Corp. (FFIC)	NY	73.17	4,317	0.91	10.71	5.79	47.65	4.57	0.51
15	Greene County Bancorp Inc. (MHC) (GCBC)	NY	72.12	560	1.00	11.41	7.95	61.38	2.11	0.15
16	Clifton Savings Bancorp Inc. (MHC) (CSBK)	NJ	66.16	1,123	0.79	4.97	2.94	51.35	0.98	0.06
17	Ocean Shore Holding Co. (OSHC)[8]	NJ	65.63	861	0.63	5.29	17.52	64.66	0.87	0.05
18	TrustCo Bank Corp. NY (TRST)	NY	64.66	4,008	0.77	11.62	1.32	51.28	2.14	0.81
19	New Hampshire Thrift Bancshares Inc. (NHTB)	NH	64.25	1,002	0.83	15.01	7.69	69.82	1.23	0.25
20	OceanFirst Financial Corp. (OCFC)	NJ	63.90	2,263	0.94	10.73	3.11	57.97	3.11	0.16
21	Provident Financial Services Inc. (PFS)	NJ	61.37	6,794	0.76	9.47	5.01	55.16	2.83	0.47
22	Investors Bancorp Inc. (MHC) (ISBC)[9]	NJ	59.05	9,825	0.73	NA	1.17	44.11	1.99	0.45
23	Territorial Bancorp Inc. (TBNK)[10,11]	HI	58.68	1,488	0.87	5.59	5.12	61.86	0.58	0.09
24	Oneida Financial Corp. (ONFC)[12]	NY	56.47	683	0.75	9.03	20.68	79.94	1.41	0.11
25	Harleysville Savings Financial Corp. (HARL)	PA	55.95	856	0.58	9.27	4.79	63.54	0.56	0.03

ROAA = return on average assets
ROATCE = return on average tangible common equity
TBV = tangible book value
CAGR = compound annual growth rate
NPLs = nonperforming loans comprised of nonaccrual loans plus restructured loans
NCOs = net charge-offs
Companies that had not filed Forms 10-Q or 10-K for the period ended March 31, 2011, by June 24 were excluded from the rankings.
1 12 months from March 31, 2010, to March 31, 2011.
2 Capitol Federal Financial Inc. completed its second-stage conversion Dec. 22, 2010.
3 Oritani Financial Corp. completed its second-stage conversion June 24, 2010.
4 Kaiser Federal Financial Group Inc. completed its second-stage conversion Nov. 19, 2010.
5 Northwest Bancshares Inc. completed its second-stage conversion Dec. 18, 2009.
6 Rockville Financial Inc. completed its second-stage conversion March 4, 2011.
7 Viewpoint Financial Group Inc. completed its second-stage conversion July 7, 2010.
8 Ocean Shore Holding Co. completed its second-stage conversion Dec. 21, 2009.
9 ROATCE was unavailable for Investors Bancorp Inc., so median ROATCE of 3.68% among the rest of the ranked companies was used to compile the score.
10 Three-year and two-year tangible book value per share CAGR were unavailable for Territorial Bancorp Inc., so one-year CAGR was used to compile the score.
11 Territorial Bancorp Inc. completed its standard conversion July 13, 2009.
12 Oneida Financial Corp. completed its second-stage conversion July 7, 2010.
Note: Financials reported in Forms 10-Q and 10-K were used to compile rankings. When datapoints were not reported in Forms 10-Q and 10-K, financials filed in regulatory reports were used.
Source: SNL Financial

The Best of the Biggest – The 100 Largest Public Thrifts by Asset Size BofI Holding, Inc. (BOFI) 2 CA 127.12 1,736 1.29 15.44 15.16 39.43 1.51 0.45 4

Rank/Institution		Location	Total Assets ($000)	Market Value ($M)
1	HBancorporation (HBIN)	Lawrenceville, IL	74.96	NA
2	Guaranty Bancshares (GNTY)	Mount Pleasant, TX	972.03	86.43
3	Tri-County Financial Group (TYFG)	Mendota, IL	610.57	NA
4	Suffolk Bancorp (SUBK)	Riverhead, NY	1,618.19	153.55
5	Citizens Financial Services (CZFS)	Mansfield, PA	812.53	105.97
6	Minster Financial Corp. (MTFC)	Minster, OH	306.84	43.00
7	Commercial National Financial (CEFC)	Ithaca, MI	403.26	28.26
8	Bridge Bancorp (BDGE)	Bridgehampton, NY	1,028.46	136.37
9	Arrow Financial Corp. (AROW)	Glens Falls, NY	1,908.34	275.43
10	Merchants Bancshares (MBVT)	South Burlington, VT	1,487.64	165.98
11	Cass Information Systems (CASS)	Bridgeton, MO	1,188.04	346.56
12	Canandaigua National (CNND)	Canandaigua, NY	1,661.50	167.14
13	Southern Missouri Bancorp (SMBC)	Poplar Bluff, MO	688.25	53.71
14	Tri City Bankshares Corp. (TRCY)	Oak Creek, WI	1,141.69	154.68
15	Malaga Financial Corp. (MLGF)	Palos Verdes Est., CA	814.00	102.14
16	Cambridge Bancorp (CATC)	Cambridge, MA	1,130.99	132.17
17	RBC (RBCI)	Demopolis, AL	234.96	23.42
18	MNB Holdings Corp. (MNBO)	San Francisco, CA	185.17	11.90
19	S.Y. Bancorp (SYBT)	Louisville, KY	1,902.95	334.16
20	Chesapeake Financial (CPKF)	Kilmarnock, VA	607.73	43.52
21	Farmers & Merchants (FMCB)	Lodi, CA	1,841.49	319.56
22	Steuben Trust Corp. (SBHO)	Hornell, NY	340.50	42.57
23	Baker Boyer Bancorp (BBBK)	Walla Walla, WA	466.01	99.01
24	Penn Bancshares (PEBA)	Pennsville, NJ	197.25	14.24
25	American Business Bank (AMBZ)	Los Angeles, CA	1,007.57	101.40
26	1st Summit of Johnstown (FSMK)	Johnstown, PA	[illegible]	[illegible]
27	Bofi Holding (BOFI)	San Diego, CA	1,660.84	157.53
28	Union Bankshares (UNB)	Morrisville, VT	454.09	89.14
29	Jeff Davis Bancshares (JDVB)	Jennings, LA	537.48	75.66
30	Hingham Inst. for Savings (HIFS)	Hingham, MA	1,017.85	109.40

Asset growth (%)
BofI is Number 27th on the 3-Year
Average ROE Listing ...
... But BofI has Achieved Higher Asset
Growth and Maintained its ROE
1. Source:  SNL Survey Data as of 12/31/10.
2. Based upon preliminary results for BofI through 6/30/11.
Top Community Banks
30
Average Asset Growth
Top 26
BofI Asset Growth for
Fiscal 2011
13.8
10
50
0
20
40
60
36.5
1
1 2

bankofinternet

Rank/Institution	Location	Total Assets ($000)	Market Value ($M)
1 HBancorporation (HBIN)	Lawrenceville, IL	74.96	NA
2 Guaranty Bancshares (GNTY)	Mount Pleasant, TX	972.03	86.43
3 Tri-County Financial Group (TYFG)	Mendota, IL	610.57	NA
4 Suffolk Bancorp (SUBK)	Riverhead, NY	1,618.19	153.55
5 Citizens Financial Services (CZFS)	Mansfield, PA	812.53	105.97
6 Minster Financial Corp. (MTFC)	Minster, OH	306.84	43.00
7 Commercial National Financial (CEFC)	Ithaca, MI	403.26	28.26
8 Bridge Bancorp (BDGE)	Bridgehampton, NY	1,028.46	136.37
9 Arrow Financial Corp. (AROW)	Glens Falls, NY	1,908.34	275.43
10 Merchants Bancshares (MBVT)	South Burlington, VT	1,487.64	165.98
11 Cass Information Systems (CASS)	Bridgeton, MO	1,188.04	346.56
12 Canandaigua National (CNND)	Canandaigua, NY	1,661.50	167.14
13 Southern Missouri Bancorp (SMBC)	Poplar Bluff, MO	688.25	53.71
14 Tri City Bankshares Corp. (TRCY)	Oak Creek, WI	1,141.69	154.68
15 Malaga Financial Corp. (MLGF)	Palos Verdes Est., CA	814.00	102.14
16 Cambridge Bancorp (CATC)	Cambridge, MA	1,130.99	132.17
17 RBC (RBCI)	Demopolis, AL	234.96	23.42
18 MNB Holdings Corp. (MNBO)	San Francisco, CA	185.17	11.90
19 S.Y. Bancorp (SYBT)	Louisville, KY	1,902.95	334.16
20 Chesapeake Financial (CPKF)	Kilmarnock, VA	607.73	43.52
21 Farmers & Merchants (FMCB)	Lodi, CA	1,841.49	319.56
22 Steuben Trust Corp. (SBHO)	Hornell, NY	340.50	42.57
23 Baker Boyer Bancorp (BBBK)	Walla Walla, WA	466.01	99.01
24 Penn Bancshares (PEBA)	Pennsville, NJ	197.25	14.24
25 American Business Bank (AMBZ)	Los Angeles, CA	1,007.57	101.40
26 1st Summit of Johnstown (FSMK)	Johnstown, PA	679.49	81.72
27 Bofi Holding (BOFI)	San Diego, CA	1,660.84	157.53
28 Union Bankshares (UNB)	Morrisville, VT	454.09	89.14
29 Jeff Davis Bancshares (JDVB)	Jennings, LA	537.48	75.66
30 Hingham Inst. for Savings (HIFS)	Hingham, MA	1,017.85	109.40

Rank/Institution	Location	Total Assets ($000)	Market Value ($M)
1 HBancorporation (HBIN)	Lawrenceville, IL	74.96	NA
2 Guaranty Bancshares (GNTY)	Mount Pleasant, TX	972.03	86.43
3 Tri-County Financial Group (TYFG)	Mendota, IL	610.57	NA
4			
5 Citizens Financial Services (CZFS)	Mansfield, PA	812.53	105.97
6 Minster Financial Corp. (MTFC)	Minster, OH	306.84	43.00
7 Commercial National Financial (CEFC)	Ithaca, MI	403.26	28.26
8 Bridge Bancorp (BDGE)	Bridgehampton, NY	1,028.46	136.37
9 Arrow Financial Corp. (AROW)	Glens Falls, NY	1,908.34	275.43
10 Merchants Bancshares (MBVT)	South Burlington, VT	1,487.64	165.98
11 Cass Information Systems (CASS)	Bridgeton, MO	1,188.04	346.56
12 Canandaigua National (CNND)	Canandaigua, NY	1,661.50	167.14
13 Southern Missouri Bancorp (SMBC)	Poplar Bluff, MO	688.25	53.71
14 Tri City Bankshares Corp. (TRCY)	Oak Creek, WI	1,141.69	154.68
15 Malaga Financial Corp. (MLGF)	Palos Verdes Est., CA	814.00	102.14
16 Cambridge Bancorp (CATC)	Cambridge, MA	1,130.99	132.17
17 RBC (RBCI)	Demopolis, AL	234.96	23.42
18 MNB Holdings Corp. (MNBO)	San Francisco, CA	185.17	11.90
19 S.Y. Bancorp (SYBT)	Louisville, KY	1,902.95	334.16
20 Chesapeake Financial (CPKF)	Kilmarnock, VA	607.73	43.52
21 Farmers & Merchants (FMCB)	Lodi, CA	1,841.49	319.56
22 Steuben Trust Corp. (SBHO)	Hornell, NY	340.50	42.57
23 Baker Boyer Bancorp (BBBK)	Walla Walla, WA	466.01	99.01
24 Penn Bancshares (PEBA)	Pennsville, NJ	197.25	14.24
25 American Business Bank (AMBZ)	Los Angeles, CA	1,007.57	101.40
26 1st Summit of Johnstown (FSMK)	Johnstown, PA	679.49	81.72
27 Bofi Holding (BOFI)	San Diego, CA	1,660.84	157.53
28 Union Bankshares (UNB)	Morrisville, VT	454.09	89.14
29 Jeff Davis Bancshares (JDVB)	Jennings, LA	537.48	75.66
30 Hingham Inst. for Savings (HIFS)	Hingham, MA	1,017.85	109.40

BofI is 27th on the 3-Year Average ROE
Listing
1
...
BofI is 4th on the 2-Year Average ROE
Listing
2
...
BofI Holding (BOFI) San Diego, CA 1,660.84 157.53
1. Source:  SNL Survey Data as of 12/31/10.
2. Based upon Fiscal 2011 and Fiscal 2010 results for BofI compared to the 26 banks that ranked higher than BofI in the SNL survey prepared for the three years ended 12/31/10.
Top Community Banks

2011 Fourth Quarter Highlights
Amount
($M or %)
Increase
(%)
$5.5
$1.1
$204.1
$74.5
$126.6
15.6%
5.1
7.3
11.8
5.9
72.1
40 bps
Q4 vs. Q3
Fiscal Year
$519.2
$372.1
$636.2
36.5
38.4
335.7
Net income
Net interest income growth
Asset growth
Deposit growth
Loan origination growth
Return on equity
Asset growth
Deposit growth
Loan origination growth

bankofinternet

bankofinternet
bofiadvisor
A DIVISION OF
BANK OF INTERNET USA

Deposit products
• Deposit base: ~$1,239M
• Full-featured products
• Self-service operations
• Highly efficient operations
(9 CSRs; 32,000
accounts)
• Deposit base: ~$101M
• Strong start in first full
year of operations
• One dedicated employee
• Significant expansion
opportunities
1. Bank as of 6/30/11.
Primary Business – Deposits
1
1

Lending
Single family
Multifamily
Capital
Markets
Gain-on-sale
Mortgage
Banking
Wholesale
Jumbo
Retail
Wholesale
Loan
purchases
Special
situations
• Internet-focused lend sources
• Self-service operation
• Low-fixed costs
• High-end portfolio lender
– “Common Sense"
underwriting
– Quarter to date average LTV
of 55.3%
• 15 high quality originators with
average experience of 15+ years
• Highly ranked website-
apartmentbank.com
• 10-year history as portfolio bank
• High credit quality
• Quarter to date average LTV of
59.0% and DSCR of 1.51%
• Wide network of relationships
• Significant due diligence experience
• Over $1bn of closed transactions
• Complex transaction structure
assistance
• Highly creative and opportunistic
55%
29%
16%
Primary Business – Lending
1. Percent of total originations and purchases for Fiscal 2011.
1
1
1

Loan Origination Group Production
Single Family – Jumbo Portfolio
Multifamily – Portfolio
141.3
105.6
Total
$300.8
154.5
100.2
$274.5
Single Family – Gain on Sale $53.9 $19.8
(In millions)
1.  Applications in as of 6/30/2011
Q4-2011
Production
Pipeline
1

0
53
29
80
20
74
141
100
Q4 Q2 Q1 Q3
($M)
40
60
79
20
Q1 Q2
106
100
0
Q4
74
Q3
27
($M)
40
60
80
Multi Family and Single Family Production are a
Reliable Asset Generation Platform for the Bank
Multifamily Loan Production
(year ended 6/30/11)
Single Family Jumbo
(year ended 6/30/11)

Our Rapid Asset Growth Has Been Driven by
Strong and Profitable Organic Loan Production
Loan Portfolio 2011FY
Q4 2010 Q4 2011
0
$1,003,250
Q1 2011
1,000,000
$774,899
$1,113,813
500,000
1,500,000
Q2 2011
$876,934
Q3 2011
Multifamily
Avg LTV
Single family
Avg LTV
52% 51% 52% 53% 54%
53% 54% 54% 54% 54%
$1,325,301

Our Business Model is More Profitable
Because Our Costs are Lower …
Salaries and benefits
Premises and equipment
BofI
1
(%)
0.77
0.15
Other non-interest
expense
0.53
Total non-interest
expense
1.45
Core business margin 2.13
1.37
0.37
1.28
3.02
0.54
Banks
$1-$10bn
2
(%)
Net interest income 3.58 3.56
As % of average assets
1. Bank of Internet USA only for three months ended 3/31/11 - the most recent data on FDIC website “Statistics on Depository Institutions Report. ”Excludes BofI Holding
company to compare to FDIC data.
2.
Commercial banks by asset size. FDIC reported for three months ended 3/31/11. Total of 431 institutions $1-$10 billion.

Efficiency Ratio
(Bank of Internet USA, for the fiscal quarter ended)
61.50
40.11
34.49
30.67
31.39
0
20
40
60
80
(%)
Banks
1
Q3 ‘11 Q2 ‘11 Q1 ‘11 Q4 ’10
One of the lowest
rates in the
industry
… Resulting In An Efficiency Ratio That Is
Consistently One of the Industry’s Lowest
1.   Reported by FDIC – 431 commercial banks with $1-$10 billion in assets for the quarter ended 3/31/11.
Source:  FDIC Statistics on Depository Institutions. All data excludes holding companies for banks.

0.84
0.35
0
1
2
3
(%)
BofI
1
Bank $1-10bn
2
Assets 30-89 days delinquent Assets in non-accrual
2.46
0.42
0
1
2
3
(%)
BofI
1
Bank $1-10bn
2
1. Bank of Internet USA only at 3/31/11 (excludes BofI Holding, Inc. to compare to FDIC data).
2. Commercial banks by asset size. FDIC reported at 3/31/11. Total of 431 institutions $1-$10 billion.
Best in Class Asset Quality

16 Investment Considerations High-quality consumer franchise Attractive valuation Scalability Strong credit quality Significant earnings upside potential